UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2021 (August 4, 2021)

Ardagh MP USA Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39429	84-1653565
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8770 W. Bryn Mawr Ave. Suite 800 Chicago, IL	60631
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 773-399-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 4, 2021, the merger of Ardagh MP USA Inc., formerly known as Gores Holdings V, Inc. (“AMPUSA,” or “GHV”) and Ardagh MP MergeCo Inc. (“MergeCo”) was completed pursuant to the terms of the Business Combination Agreement, dated February 22, 2021, as amended from time to time (the “Business Combination Agreement”), by and among GHV, Ardagh Metal Packaging S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg (“AMPSA”), MergeCo, and Ardagh Group S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg (“AGSA”), which provided for, among other things, the merger of MergeCo with and into GHV, with GHV surviving the merger as a wholly owned subsidiary of AMPSA (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). Following the Merger, “Gores Holdings V, Inc.” was renamed to “Ardagh MP USA Inc.” Capitalized terms used but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Registration Rights and Lock-Up Agreement

At the consummation of the Merger (the “Closing”), AMPSA, Gores Sponsor V LLC, a Delaware limited liability company (the “Sponsor”), certain persons associated with the Sponsor (together with the Sponsor, the “Gores Holders”) and AGSA entered into a Registration Rights and Lock-Up Agreement which provides customary demand and piggyback registration rights. Pursuant to the Registration Rights and Lock-Up Agreement, AMPSA agreed that, as soon as practicable, and in any event within 30 days after the Closing, it will file with the U.S. Securities and Exchange Commission (the “SEC”) (at AMPSA’s sole cost and expense) a registration statement registering the public resale of any outstanding shares of AMPSA, with a nominal value of EUR 0.01 per share (the “Shares”), or any other equity security held by a party to the Registration Rights and Lock-Up Agreement and any other equity security of AMPSA issued or issuable with respect to any such Shares by way of a dividend or stock split in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, and AMPSA will use its reasonable best efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the 60th day (or the 90th day if the registration statement is reviewed by, and received comments from, the SEC) following the filing deadline.

Subject to certain exceptions, including in connection with certain exchanges involving AGSA shareholders, AGSA may not transfer any Shares beneficially owned or owned of record by it during the period ending 180 days following the date of the Registration Rights and Lock-Up Agreement (the “Share Lock-Up Period”). During the Share Lock-Up Period, no Gores Holder may transfer those Shares beneficially owned or owned of record by such Gores Holder which were received as part of the Merger consideration following the conversion of GHV Class F common stock owned by such Gores Holder immediately prior to the Closing. During the period ending 30 days after the date of the Registration Rights and Lock-Up Agreement, no Gores Holder may transfer any GHV warrants or any of the Shares issued or issuable upon the exercise or conversion of such GHV warrants beneficially owned or owned of record by such Gores Holder. The lock-up provisions are subject to a number of exceptions.

The foregoing description of the Registration Rights and Lock-Up Agreement and the rights and restrictions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights and Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Warrant Assignment, Assumption and Amendment Agreement

In connection with the Closing, AMPSA entered into a Warrant Assignment, Assumption and Amendment Agreement with GHV and Computershare Inc., a Delaware corporation, and Computershare Trust Company, N.A., a federally chartered trust company and a wholly owned subsidiary of Computershare Inc., with the Computershare entities serving as successor warrant agent in place of Continental Stock Transfer & Trust Company, a New York corporation, to assume AMPSA’s obligations under the Warrant Agreement, dated August 11, 2020, with respect to AMPSA’s public and private warrants, into which GHV’s previously outstanding public and private warrants were converted at the Closing.

The foregoing description of the Warrant Assignment, Assumption and Amendment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Warrant Assignment, Assumption and Amendment Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

At Closing, MergeCo merged with and into GHV, with GHV surviving as a wholly owned subsidiary of AMPSA, and all shares of GHV Class A common stock outstanding immediately prior to the Effective Time, other than any Excluded Shares, were contributed to AMPSA in exchange for Shares, and all warrants to acquire shares of GHV Class A common stock were converted into warrants of AMPSA (the “Warrants”) at the Effective Time.

Immediately following the consummation of the Merger, the issued share capital of AMPSA consisted of 603,283,097 Shares and 16,749,984 Warrants.

The Shares and Warrants commenced trading on the New York Stock Exchange under the ticker symbol “AMBP” and “AMBPW,” respectively, on August 5, 2021. The foregoing description of the Merger is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is included as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3 and Exhibit 2.3(a) to this Current Report and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

On August 4, 2021, in connection with the consummation of the Merger, GHV notified Nasdaq that the Merger had become effective and AMPUSA filed a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the SEC that GHV’s common stock, warrants and units were to be voluntarily delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Merger having become effective, Nasdaq determined to permanently suspend trading of GHV’s common stock, warrants and units prior to the opening of trading on August 5, 2021. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on August 4, 2021. AMPUSA intends to file a Form 15 with the SEC in order to complete the deregistration of GHV’s securities under the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, each of Alec E. Gores, Jeffrey Rea, Randall Bort and William Patton ceased to be a director of GHV, and Claude Marbach, Michael MacGregor and Joshua Markus, who were appointed to serve as directors of MergeCo, became the directors of AMPUSA.

Also, in connection with consummation of the Merger, the following officers of GHV resigned their respective positions: Alec E. Gores resigned as Chairman, Mark R. Stone resigned as Chief Executive Officer and Andrew McBride resigned as Chief Financial Officer and Secretary. Following the consummation of the Merger, the following officers of MergeCo became officers of AMPUSA: Claude Marbach as President, Michael MacGregor as Vice President, Treasurer, Joshua Markus as Vice President, Secretary and Jason Sibbit as Assistant Secretary.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, the amended and restated certificate of incorporation and bylaws of GHV were amended in their entirety to read the same as the certificate of incorporation and bylaws of MergeCo as in effect immediately prior to the Effective Time, except that the name of the surviving corporation was changed to “Ardagh MP USA Inc.” The amended and restated certificate of incorporation and bylaws of AMPUSA are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of February 22, 2021, by and among Gores Holdings V, Inc., Ardagh Metal Packaging S.A., Ardagh Group S.A. and Ardagh MP MergeCo Inc. (incorporated by reference to Exhibit 2.1 to the Ardagh Metal Packaging S.A. Registration Statement on Form F-4 filed March 8, 2021 (File No. 333-254005)).

2.2	Amendment, effective as of March 5, 2021, to the Business Combination Agreement, dated as of February 22, 2021, by and among Gores Holdings V, Inc., Ardagh Metal Packaging S.A., Ardagh Group S.A. and Ardagh MP MergeCo Inc. (incorporated by reference to Exhibit 2.2 to the Ardagh Metal Packaging S.A. Registration Statement on Form F-4/A filed June 1, 2021 (File No. 333-254005)).

2.3	Second Amendment, effective as of May 18, 2021, to the Business Combination Agreement, dated as of February 22, 2021, as amended on March 5, 2021, by and among Gores Holdings V, Inc., Ardagh Metal Packaging S.A., Ardagh Group S.A. and Ardagh MP MergeCo Inc. (incorporated by reference to Exhibit 2.3 to the Ardagh Metal Packaging S.A. Registration Statement on Form F-4/A filed June 1, 2021 (File No. 333-254005)).

2.3(a)	Exhibit A to Second Amendment (Business Combination Agreement, as amended and restated) (incorporated by reference to Exhibit 2.3(a) to the Ardagh Metal Packaging S.A. Registration Statement on Form F-4/A filed June 1, 2021 (File No. 333-254005)).

3.1*	Amended and Restated Certificate of Incorporation of Ardagh MP USA Inc., dated as of August 4, 2021.

3.2*	Bylaws of Ardagh MP USA Inc., dated as of August 4, 2021.

10.1	Registration Rights and Lock-Up Agreement, dated as of August 4, 2021, by and among Ardagh Group S.A., Ardagh Metal Packaging S.A., Gores Holdings V Sponsor LLC and certain persons associated with Gores Holdings V Sponsor LLC (incorporated by reference to Exhibit 4.5 to Ardagh Metal Packaging S.A. Form 20-F, filed August 10, 2021 (File No. 001-40709)).

10.2	Warrant Assignment, Assumption and Amendment Agreement, dated August 4, 2021, by and among Ardagh Metal Packaging S.A., Gores Holdings V, Inc. Computershare Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 2.5 to Ardagh Metal Packaging S.A. Form 20-F, filed August 10, 2021 (File No. 001-40709)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2021

ARDAGH MP USA INC.

By:	/s/ Joshua Markus
Name:	Joshua Markus
Title:	Vice President, Secretary